         The Registrant's subsidiaries, the state or other jurisdiction of incorporation or organization of each, and the name under which such subsidiaries do business (if any) are set forth below.


                                   STATE OR COUNTRY  NAME UNDER WHICH SUBSIDIARY
 SUBSIDIARY                        OF INCORPORATION  DOES BUSINESS (IF ANY)
--------------                    -----------------  --------------------------
 ARTCAST CORPORATION                 Washington

 FABULOUS FOOTAGE, INC.              Massachusetts

 FOTOGRAM-STONE SARL                 France

 GAMMA LIAISON, INC.                 New York

 GETTY COMMUNICATIONS GROUP          England and Wales
 FINANCE LIMITED

 GETTY COMMUNICATIONS PLC            England and Wales

 GETTY IMAGES                        Belgium

 GETTY IMAGES                        Denmark

 GETTY IMAGES                        Holland

 GETTY IMAGES                        Sweden

 GETTY IMAGES HONG KONG LTD.         Hong Kong

 GETTY IMAGES LIMITED                England and Wales

 HULTON GETTY HOLDINGS LIMITED       England and Wales

 HULTON GETTY PICTURE  COLLECTION    England and Wales
 LTD.

 LIAISON AGENCY, INC.                New York

 LIAISON INTERNATIONAL, INC.         New York

 PHOTODISC AUSTRALIA PTY LIMITED     Australia

 PHOTODISC DEUTSCHLAND GMBH          Germany

 PHOTODISC EUROPE LIMITED            England and Wales

 PHOTODISC, INC.                     Washington

 PHOTODISC JAPAN KABUSHIKI           Japan
 KAISHA

 PHOTODISC INTERNATIONAL, INC.       Barbados

 PRINT MERGER, INC.                  Washington

 TONY STONE ASSOCIATES LIMITED       England and Wales

                                STATE OR COUNTRY   NAME UNDER WHICH SUBSIDIARY
 SUBSIDIARY                     OF INCORPORATION     DOES BUSINESS (IF ANY)

 TONY STONE ASSOCIATES GMBH          Germany

 TONY STONE GMBH                     Austria

 TONY STONE IMAGES/AMERICA INC.      Illinois

 TONY STONE IMAGES/CANADA, INC.      Ontario

 TONY STONE IMAGES/CHICAGO, INC.     Illinois

 TONY STONE IMAGES/LOS ANGELES,      California
 INC.

 TONY STONE IMAGES/NEW YORK,         New York
 INC.

 TONY STONE IMAGES/SEATTLE, INC.     Washington

 TONY STONE IMAGES SINGAPORE         Singapore

 TRIENERGY PRODUCTIONS               California

         The Registrant's subsidiaries, the state or other jurisdiction of incorporation or organization of each, and the name under which such subsidiaries do business (if any) are set forth below.


                                                                NAME UNDER
                                                                WHICH
                                                                SUBSIDIARY
                                            STATE OR COUNTRY    DOES BUSINESS
SUBSIDIARY                                  OF INCORPORATION    (IF ANY)
----------                                  ----------------    -------------

ARTCAST CORPORATION                         Washington

FABULOUS FOOTAGE, INC.

FOTOGRAM-STONE SARL                         France

GAMMA LIAISON

GETTY COMMUNICATIONS GROUP                  England and Wales
FINANCE LIMITED

GETTY COMMUNICATIONS PLC                    England and Wales

GETTY IMAGES                                Belgium

GETTY IMAGES                                Denmark

GETTY IMAGES                                Holland

GETTY IMAGES                                Sweden

GETTY IMAGES HONG KONG LTD.                 Hong Kong

GETTY IMAGES LIMITED                        England and Wales

GETTY IMAGES US, INC.

HULTON GETTY HOLDINGS LIMITED               England and Wales

HULTON GETTY PICTURE COLLECTION LTD.        England and Wales

LIAISON AGENCY

LIAISON INTERNATIONAL

PHOTODISC AUSTRALIA PTY LIMITED             Australia

PHOTODISC DEUTSCHLAND GMBH                  Germany

PHOTODISC EUROPE LIMITED                    England and Wales

PHOTODISC, INC.                             Washington

PHOTODISC JAPAN KABUSHIKI                   Japan
KAISHA

PHOTODISC INTERNATIONAL, INC.               Barbados

PRINT MERGER, INC.                          Washington

                                                                NAME UNDER
                                                                WHICH
                                                                SUBSIDIARY
                                            STATE OR COUNTRY    DOES BUSINESS
SUBSIDIARY                                  OF INCORPORATION    (IF ANY)
----------                                  ----------------    -------------

TONY STONE ASSOCIATES LIMITED               England and Wales

TONY STONE ASSOCIATES GMBH                  Germany

TONY STONE GMBH                             Austria

TONY STONE IMAGES/AMERICA INC.

TONY STONE IMAGES/CANADA, INC.

TONY STONE IMAGES/CHICAGO, INC.

TONY STONE IMAGES/LOS ANGELES, INC.

TONY STONE IMAGES/NEW YORK, INC.

TONY STONE IMAGES/SEATTLE, INC.

TONY STONE IMAGES SINGAPORE                 Singapore

TRIENERGY PRODUCTIONS INC.